UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 8, 2009
(Date of earliest event reported)
Energy, Inc.
(Exact name of registrant as specified in its charter)

Montana (State or other jurisdiction of incorporation)	0-14183 (Commission File Number)	27-0573782 (I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana (Address of principal executive offices)	59401 (Zip Code)
(406) 791-7500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Rule or Standard; Transfer of Listing.
On December 8, 2009, Energy, Inc. (the “Company”) completed its application to transfer the listing of its common stock to the NYSE Amex and provided The Nasdaq Stock Market (“Nasdaq”) notice of its intention to voluntarily delist its common stock from Nasdaq’s Global Market in connection with the transfer. The Company expects shares of its common stock to begin trading on the NYSE Amex on or about December 18, 2009 under its current symbol “EGAS.” The Company’s common stock will continue to trade on Nasdaq until the transfer is complete.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Energy, Inc. Press Release dated December 8, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy, Inc.
By:	/s/ Thomas J. Smith
	Name:	Thomas J. Smith
	Title:	Vice President and Chief Financial Officer

Dated: December 10, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Energy, Inc. Press Release dated December 8, 2009

4